 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2020

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 12, 2020, Ekso Bionics Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Of the 86,919,512 shares of common stock outstanding and entitled to vote at the Special Meeting, 61,361,730 shares were present, either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Special Meeting:

Proposal One. To approve amendments to the Company’s Articles of Incorporation, and to authorize the board of directors of the Company (the “Board of Directors”) to select and file one such amendment, to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) at a ratio of not less than 1-for-5 and not more than 1-for-15, with the Board of Directors having the discretion as to whether or not the reverse stock split is to be effected, with the exact ratio of any reverse stock split (the “Split Ratio”) to be set within the above range as determined by our Board of Directors in its discretion, and without a corresponding reduction in the total number of authorized shares of common stock.

The stockholders duly approved the Reverse Stock Split and authorized the Board of Directors to determine the exact Split Ratio within the range so approved and to file the corresponding amendment to the Company’s Articles of Incorporation. The results of the vote were as follows:

VOTES FOR:	46,972,236
VOTES AGAINST:	14,099,914
VOTES ABSTAINED:	289,580
BROKER NON-VOTES:	—

Proposal Two. To approve an amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares authorized for grant under the 2014 Plan from 12,614,290 shares to 17,614,290 shares (or the quotient obtained by dividing such number by the Split Ratio, if the Proposal One is approved and implemented).

The stockholders duly approved the amendment of the 2014 Plan to increase of the total number of shares authorized for grant under the 2014 Plan as described above. The results of the vote were as follows:

VOTES FOR:	27,493,430
VOTES AGAINST:	6,259,768
VOTES ABSTAINED:	397,581
BROKER NON-VOTES:	27,210,951

Proposal Three. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposals.

The stockholders duly approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies as described above. The results of the vote were as follows:

VOTES FOR:	46,923,131
VOTES AGAINST:	13,430,874
VOTES ABSTAINED:	1,007,725
BROKER NON-VOTES:	—

The Company’s stockholders neither considered nor voted on any other matters at the Special Meeting.

Item 8.01	Other Events.

As the Company previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2019, the Company received a deficiency letter (the “Deficiency Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”), notifying the Company that because the closing bid price for the Company’s common stock listed on The Nasdaq Capital Market was below $1.00 per share for 30 consecutive business days, the Company had not been in compliance with the minimum closing bid price requirement (the “Bid Price Requirement”) for continued listing on The Nasdaq Capital Market. In accordance with the Nasdaq Listing Rules (the “Nasdaq Rules”), the Company was provided an initial period of 180 calendar days, or until March 16, 2020 (the “Initial Compliance Deadline”), to regain compliance with the Bid Price Requirement. The Deficiency Notice also provided that the Company may be eligible for an additional 180 calendar day compliance period if it provided a written notice to Nasdaq of its intent to cure such deficiency.

As the Company did not regain compliance with the Bid Price Requirement by the Initial Compliance Deadline, the Company applied for an extension of the cure period, as permitted under the Nasdaq Rules. According to a notice received from the Staff on March 17, 2020 (the “Extension Notice”), the Staff granted the Company a second compliance period of 180 calendar days, or until September 14, 2020 (the “Second Compliance Deadline”).

According to the Extension Notice, if at any time before the Second Compliance Deadline, the closing bid price for the Company’s common stock remains at or above $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation of compliance with the Bid Price Requirement and the common stock will continue to be eligible for listing on The Nasdaq Capital Market.

If the Company does not regain compliance with the Bid Price Requirement by the Second Compliance Deadline, the Staff will provide a written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearing Panel (the “Panel”), with the Company’s common stock remaining listed on the Nasdaq Capital Market until the completion of the appeal process, but there can be no assurance that Nasdaq would grant the Company’s request for continued listing.

The Company intends to implement the Reverse Stock Split, which, as described above under Item 5.07 of this Current Report on Form 8-K, was approved by the Company’s shareholders at the Special Meeting, promptly following the completion of all necessary state and Nasdaq filings. However, there can be no assurance that the Company will be able to satisfy the Bid Price Requirement, or will otherwise be in compliance with other Nasdaq Rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ John F. Glenn
Name:	John F. Glenn
Title:	Chief Financial Officer

Dated: March 18, 2020